                       SEMIANNUAL REPORT / JANUARY 31 2001

                             AIM HIGH YIELD FUND II


                                    [Artwork]


                                [AIM FUNDS LOGO]

                           -- Registered Trademark --

                                    Artwork

                      -------------------------------------

                       LANDSCAPE AT AUVERS AFTER THE RAIN

                               BY VINCENT VAN GOGH

          VAN GOGH SPENT ONLY THREE MONTHS IN AUVERS-SUR-OISE, A SMALL

        VILLAGE NORTH OF PARIS, WHERE HE PRODUCED THE LAST OF HIS BELOVED

         PAINTINGS. THIS LANDSCAPE, AMONG HIS TRIBUTES TO THE HEALTH AND

        RESTORATIVE FORCES OF THE FRENCH COUNTRYSIDE, IS A FITTING EMBLEM

            FOR THE GROWTH POTENTIAL OF AIM'S NEWEST HIGH-YIELD FUND.

                      -------------------------------------

AIM High Yield Fund II is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of high-yielding, lower-rated bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THE REPORT:

o AIM High Yield Fund II's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had the advisor not absorbed fund expenses, performance figures would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds) for which the government guarantees the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

    THIS REPORT MAY BE DISTRIBUTED ONLY TO CURRENT SHAREHOLDERS OR TO PERSONS
               WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (9/30/98)                  3.74%
  1 Year                             -15.44*
  *-11.24% excluding sales charges

CLASS B SHARES
  Inception (11/20/98)                 0.88%
  1 Year                             -15.90*
  *-11.96% excluding CDSC

CLASS C SHARES
  Inception (11/20/98)                 1.99%
  1 Year                             -12.66*
  *-11.87% excluding CDSC

================================================================================

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 12/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, -22.86%; inception (9/30/98), 0.14%. Class B shares, one year, -23.20%;
inception (11/20/98), -2.88%. Class C shares, one year, -20.23%; inception (11/20/98), -1.76%.

  Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

--------------------------------------------------------------------------------

                             AIM HIGH YIELD FUND II

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
[PHOTO              I feel privileged to succeed Ted Bauer, who recently retired
ROBERT H.           as AIM's chairman after a long, successful career in the
GRAHAM]             investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him greatly. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

UNCERTAIN MARKETS
Over the six months covered by this report, the stock market and certain segments of the bond market (particularly the high-yield bond market) were rather unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 in negative territory and continued to struggle in January 2001. Throughout the reporting period, overseas markets were more turbulent than their U.S. counterpart.

One point this market has driven home is the importance of diversification. While the S&P 500 declined by 3.98% for the six-month period ended January 31, 2001, the Lehman Aggregate Bond Index of investment-grade bonds returned 8.12% during that time frame. Perhaps now more than ever, it's important to spread your investments across different types of assets.

OUR RESPONSE
What do we at AIM do when markets are so uncertain? We stick with our motto:
Invest with Discipline. We continue to manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a difficult period in the markets, a period that requires patience from all of us. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though markets may remain uncertain for some time and we have no way to predict when that will change, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive stock-market valuation in several years. While there is concern that the economy's record expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets. Declining interest rates bode well for stocks and bonds, especially hard-hit markets such as high-yield bonds.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. When markets are volatile, many investors may be tempted to make decisions based on emotion, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.

In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the six months ended January 31, 2001. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman



                             AIM HIGH YIELD FUND II

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

DESPITE DIFFICULTIES LAST YEAR, HIGH-YIELD MARKET STRONGER IN 2001

THE HIGH-YIELD MARKET STRUGGLED THROUGHOUT MOST OF 2000. HOW DID AIM HIGH YIELD FUND II PERFORM DURING THE REPORTING PERIOD?
A myriad of technical factors--cash outflows, lack of liquidity and rising default rates--plagued the high-yield market for much of the year. As most of the reporting period fell in 2000, the fund's performance largely reflects last year's high-yield environment. The fund posted returns of -7.24% for Class A shares, -7.69% for Class B shares and -7.51% for Class C shares, respectively, for the six-month reporting period ended January 31, 2001. These returns are computed at net asset value, that is, without sales charges.
   While the high-yield market had one of its poorest showings in 2000, it was one of the strongest bond sectors at the start of 2001. In December and especially in January 2001, cash started coming back into the market, perhaps signaling that a recovery is on the horizon. For instance, for the month of January 2001, the fund posted returns of 8.61% for Class A shares and 8.42% for Class B and Class C shares.
   And despite difficult market conditions for most of the reporting period, the fund continued to provide attractive current income. As of January 31, 2001, the fund's 30-day SEC yield was 10.41% for Class A shares and 10.20% for Class B and Class C shares. By comparison, the yield on the 30-year U.S. Treasury bond was 5.53%.

HOW DID INTEREST-RATE TRENDS INFLUENCE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?
While the Fed left interest rates unchanged in the last half of 2000, by December it had changed its bias from tightening to easing, essentially paving the way for the possibility of future interest-rate cuts. The following month, on January 3, 2001, the Fed in an inter-meeting (not regularly scheduled) policy change did indeed reduce the federal funds rate 50 basis points (0.50%). The Fed then cut rates another 50 basis points at its regular meeting on January 31. The combined January cuts mark the first time since November 1994 that the Fed has eased 100 basis points in a single month. The Fed cited weakening retail sales, industrial production and consumer confidence as motivating the action.

HOW DID FIXED-INCOME MARKETS REACT TO THESE CONDITIONS?
With risk-averse investors fleeing the stock market, government bonds were the star performers in 2000. Credit sectors, affected by a deceleration of economic growth and weakening corporate profits, uniformly underperformed their government counterparts in 2000. But with the Fed's January rate cuts, the bond market took on a new look in 2001. Investors began to rotate out of the relative safety of Treasuries and into the credit market. For the first time in months, corporate bond markets outperformed government bond markets in January.

HOW DID HIGH-YIELD BONDS FARE IN THIS DIFFICULT MARKET?
For most of 2000, the high-yield market suffered from lack of liquidity, a weakening corporate profit outlook and cash- flow problems--cash was flowing out, not in. In January, however, fund flows--often a gauge of investor sentiment--turned dramatically positive. In fact, the high-yield market took in more than $2.5 billion in January, according to AMG Data Services.
   During the reporting period, yields on high-yield bonds were at some of their highest levels in years. In December, yields stood at over 14%. Spreads (the difference between yields on high-yield bonds and comparable-maturity Treasuries) were also wide at well over 900 basis points. With January's strong inflows, however, those spreads had tightened to around 735 basis points by the end of the reporting period.
   However, not all high-yield sectors performed the same. In 2000, the higher the quality, the better the return. BB-rated bonds, the highest-rated high-yield bond category, for instance, posted positive returns last year, whereas B, CCC and non-rated bonds produced negative returns. This trend reversed in January, however, as lower-rated credits like CCC bonds significantly outperformed BB bonds.
   As the economy slowed and earnings warnings proliferated, the high-yield bond market default rate rose. At first glance this would seem negative, but there is a positive aspect to this trend. Yields tend to peak before default rates peak. That is, the market prices in the increased default rate before it actually happens. So it's possible that we are witnessing the start of a high-yield market recovery.

================================================================================

[ARTWORK]

FUND PROVIDES HIGH INCOME
30-day SEC yield as of 1/31/01

================================================================================
FUND CLASS A SHARES                     10.41%

FUND CLASS B & C Shares                 10.20%

30-YEAR U.S. TREASURY BOND               5.53%
================================================================================


          See important fund and index disclosures inside front cover.

                             AIM HIGH YIELD FUND II

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 1/31/01, based on total net assets

==========================================================================================================
TOP 10 HOLDINGS                                      TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------
  1. SpectraSite Holdings, Inc.               2.45%    1. Telecommunications (Cellular/Wireless)    17.89%

  2. Adelphia Communications Corp.            2.26     2. Broadcasting (Television, Radio & Cable)  10.84

  3. Charter Communications Holdings/Charter  2.14     3. Telephone                                  6.75
     Communications Holding Capital Corp.

  4. Intermedia Communications Inc.           2.14     4. Telecommunications (Long Distance)         5.26

  5. Crown Castle International Corp.         1.85     5. Gaming, Lottery & Parimutuel               4.62

  6. Diamond Cable Communications PLC         1.60     6. Oil & Gas (Exploration & Production)       4.26
     (United Kingdom)

  7. Nextel International, Inc.               1.58     7. Computers (Software & Services)            3.66

  8. United Pan-Europe Communications N.V.-   1.51     8. Manufacturing (Specialized)                3.15
     (Netherlands) Series B

  9. Exodus Communications, Inc.              1.45     9. Computers (Networking)                     2.36

 10. Powertel, Inc.                           1.34    10. Computers (Peripherals)                    2.36

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security

==========================================================================================================

================================================================================

[PIE CHART]

EQUITIES                                9.72%

CASH EQUIVALENTS AND OTHER ASSETS       7.29%

HIGH-YIELD BONDS                       82.99%
================================================================================

HOW DID YOU MANAGE THE FUND?
As the reporting period largely fell in 2000 when higher-quality bonds outperformed lower-rated bonds, the fund's overweighting in lower-rated sectors had a negative impact on performance. As that trend reversed in January, however, the fund benefited from its holdings in some of the lower-rated tiers.
   Throughout much of last year, we took advantage of opportunities to reposition the fund so we could be more responsive to changes in the market. We increased the fund's allocation to holdings in the higher-rated sectors (on March 31, 2000, the fund had only 3.58% in BB bonds; by the end of the reporting period, that had increased to 13.20%) to enhance the fund's liquidity and flexibility. During the reporting period, the fund also increased its equity exposure.
   The fund also changed to a flexible dividend effective with the January 2001 dividend payments. Moving to a flexible dividend helps the fund more readily respond to market opportunities. This change will not affect the frequency or timing of dividends, which will continue to be paid monthly.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Historically rate cuts provide stability in the economy. For the high-yield investor, January provided a turning point for the high-yield market. After months of negative returns, cash returned to the market in a big way and provided investors with good returns in January.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!

A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
   Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
   If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM HIGH YIELD FUND II

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
   AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
   Even within AIM, only people involved with servicing your accounts have access to your information.
   To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.


  A I M Capital Management, Inc. o A I M Distributors, Inc.o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                             AIM HIGH YIELD FUND II

                      SEMIANNUAL REPORT / FOR CONSIDERATION

PROTECT YOUR NEST EGG WITH FOUR TAX-TRIMMING STRATEGIES

Are taxes pecking away at your nest egg? There are ways to protect the funds you've carefully set aside for your life's goals--retirement, college for your children and grandchildren, a house or a dream vacation.

IRAs: DEFER, DEDUCT TAXES
One of the best ways to protect your income (and maybe even receive a tax deduction) is to contribute to a Traditional or Roth IRA. Setting up and managing an IRA is simple. For more information, please ask your financial consultant or visit AIM's Web site at www.aimfunds.com.
   To be eligible to make a Traditional IRA contribution, you must be under 70 1/2 and have earned income, or be a non-working spouse.
   If you don't have a pension plan at work, you can deduct up to $2,000 for the maximum allowable yearly IRA contribution. If you're covered by a plan at work, you may still qualify for a full or partial deduction. A married couple with one wage-earner can contribute up to $4,000 (up to $2,000 each) in two IRA accounts. This can help cut your tax bill significantly. For example, if you're in the 15% tax bracket, putting that $4,000 into IRAs can save you $600 in taxes. Even if your contribution is not tax-deductible, it still may be worthwhile to invest in an IRA. Contributions to Traditional IRAs grow tax-deferred until withdrawn.
   The Roth IRA provides another option for individuals with earned income below $110,000 for single filers ($160,000 for couples filing jointly). With a Roth IRA, you make after-tax contributions to your account. Withdrawals from the account are tax-free if the account has been open five years and one of the following conditions applies:

o   The account holder is at least 59 1/2;
o The account holder is buying a home for the first time ($10,000 lifetime maximum);
o   The account holder has become disabled; or
o   The account holder has died.

   AIM's Web site (www.aimfunds.com) offers a Roth IRA Analyzer and a Roth Rollover Calculator.

   Another IRA option allows you to save for a child's college education. The Education IRA allows you to contribute $500 after taxes each year to a special account set up in a child's name.

EMPLOYER PLANS OFFER TAX HELP
Other ways of reducing your tax bill include putting some of your earnings in retirement plans that may be offered by your employer. These include the popular 401(k) and 403(b) plans. 403(b) plans are specifically for employees of public educational institutions such as school systems, universities and medical schools,

THE EARLY BIRD MAY HATCH THE BIGGEST EGG

Whether you're contributing to an IRA or any other investment, the earlier you start, the better. The reason is simple: compounding. Reinvesting your distributions allows your earnings to grow over time. Here are some examples:

o Starting at 25, Susan contributed $2,000 a year to her IRA for 10 years--a total of $20,000--and then allowed the investment to accrue until she turned
    65. She ended up with $611,815 for her retirement.
o Bill started investing at 35. He contributed $2,000 a year to his IRA for 15 years--a total of $30,000--and then allowed the investment to accrue until he turned 65. He had $291,987 for retirement.
o Kate waited until she was 45 to start investing for retirement. She contributed $2,000 a year to her IRA for 20 years--a total of $40,000--and ended up with only $126,005.

    Even though Susan initially contributed the least amount of money to her IRA for the shortest period of time, she ended up with more money at retirement than Bill or Kate because of the power of compounding over time.

                                     [CHART]

==============================================
 Susan              Bill              Kate

  2200
  4620
  7282
 10210
 13431
 16974
 20872
 25159
 29875
 35062
 38569              2200
 42425              4620
 46668              7282
 51335             10210
 56468             13431
 62115             16974
 68327             20872
 75159             25159
 82675             29875
 90943             35062
100037             40769              2200
110041             47045              4620
121045             53950              7282
133149             61545             10210
146464             69899             13431
161110             76889             16974
177222             84578             20872
194944             93036             25159
214438            102340             29875
235882            112574             35062
259470            123831             40769
285417            136214             47045
313959            149836             53950
345355            164819             61545
379890            181301             69899
417879            199431             79089
459667            219374             89198
505634            241312            100318
556197            265443            112550
611817            291987            126005
==============================================

Please keep in mind that this is a hypothetical example and not indicative of the performance of any investment, IRA or AIM fund. Results are based on an average annual total return of 10%. Your actual return is not likely to be constant from year to year, and there is no guarantee that a specific rate of return will be achieved. Source: Towers Data Systems HYPO--Registered Trademark--.

--------------------------------------------------------------------------------

                             AIM HIGH YIELD FUND II

                      SEMIANNUAL REPORT / FOR CONSIDERATION

plus members of 501(c)3 organizations, such as museums, research foundations and religious institutions.
   Contributing to one of these plans can reduce the portion of your income that is subject to federal taxes. For example, if you make $55,000 annually and contribute $5,000 of that to your employer-sponsored retirement plan, you will reduce your taxable income by $5,000. In addition, your employer may match part of your contributions, adding extra impact.

ANNUITIES: ANOTHER OPTION
Have you contributed the maximum amount to your retirement plan? If so, annuities offer another way to grow assets tax-deferred. Offered by life insurance companies, annuities allow you to contribute as much and as often as you like. The larger your annual investments, the more you benefit from tax-deferred compounding. And an annuity includes a guaranteed benefit in case of your death.
   NOTE: With Traditional IRAs, annuities and employer-sponsored plans, payment of taxes on the growth of your investment is deferred until you withdraw it after retirement. At that point income taxes become due, but you could be in a lower tax bracket. There may be tax penalties for withdrawals made before 59-1/2.

MUNI BONDS: DELETING TAXES
Municipal-bond funds generally are exempt from federal income taxes. If you think they're just for the very wealthy, you may want to reconsider. If you are in the 28% tax bracket or above, municipal-bond funds may have a place in your portfolio. They can provide you with a steady stream of current income.
   When you take into consideration the federal tax-exempt status of municipal bonds--and the mutual funds that invest in them--their yields are compelling. The chart below shows how tax-exempt yields compare with taxable-equivalent yields.
   This discussion does not constitute tax advice. Please discuss your situation with your financial advisor and your tax advisor. They can help you choose investments that suit your risk tolerance, financial goals and current circumstances.

IS TAX-EXEMPT INVESTING FOR YOU?

o   Has your federal income tax bill gone up in the past few years?
o   Do your investments provide a significant amount of your income?
o   Do you depend on income from investments to cover current expenses?
o Are you reinvesting your distributions for long-term growth and paying taxes on those distributions?
o Do you contribute the maximum possible to retirement plans offered by your employer?

If you answered yes to any of these questions, ask your financial consultant about tax-exempt investing.

COMPARING YIELDS SHOWS APPEAL OF TAX-EXEMPT INVESTING

Depending on your income bracket, a tax-exempt bond fund may be more advantageous than a taxable fund. The table shows how the yield on a tax-exempt investment can be as attractive as that of a higher-yielding taxable investment.
   Suppose, for example, you are in the 28% tax bracket and you invest in a municipal-bond fund with a 5% yield. A fund that is subject to federal income taxes would have to have a yield of at least 6.9% to be competitive, as demonstrated in this chart.

TAX-EXEMPT VS. TAXABLE-EQUIVALENT YIELD
at 2000 federal income tax rates*


                                         TAX-EXEMPT YIELD
                           MARGINAL      5%            6%           7%
TAXABLE INCOME             INCOME
(JOINT RETURN)             TAX RATE      TAXABLE-EQUIVALENT YIELD
 $0-$43,850                15%           5.9%         7.1%         8.2%

$43,851-$105,950           28            6.9          8.3          9.7

$105,951-$161,450          31            7.2          8.7         10.1

$161,451-$288,350          36            7.8          9.4         10.9

More than $288,350         39.6          8.3          9.9         11.6

This chart is for illustrative purposes only and is not intended to project the performance of any AIM fund. *A portion of distributions from a federally tax-exempt investment may be subject to state income taxes or the alternative minimum tax.

--------------------------------------------------------------------------------

                             AIM HIGH YIELD FUND II

SCHEDULE OF INVESTMENTS
January 31, 2001
(Unaudited)

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-81.32%

AIRLINES-1.67%

Airplanes Pass Through
  Trust-Series D, Gtd. Sub. Euro
  Notes, 10.88%, 03/15/12          $  1,975,400   $  1,458,112
--------------------------------------------------------------
Dunlop Standard Aerospace
  Holdings PLC (United Kingdom),
  Sr. Unsec. Sub. Yankee Notes,
  11.88%, 05/15/09                    1,000,000      1,045,000
==============================================================
                                                     2,503,112
==============================================================

AUTO PARTS & EQUIPMENT-0.67%

Advance Stores Co., Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/15/08                    1,170,000      1,000,350
==============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-10.24%

Adelphia Communications Corp.,
  Sr. Unsec. Notes, 9.38%,
    11/15/09                          2,000,000      1,980,000
--------------------------------------------------------------
  Series B, Sr. Unsec. Notes,
    9.88%, 03/01/07                     800,000        806,000
--------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%,
    10/01/10                            560,000        593,600
--------------------------------------------------------------
Charter Communications Holdings,
  LLC/ Charter Communications
  Holdings Capital Corp.,
  Sr. Unsec. Disc. Notes, 9.92%,
    04/01/11(a)                         600,000        403,500
--------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.25%,
    01/15/10                          1,750,000      1,798,125
--------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.75%,
    10/01/09 (Acquired 01/05/01;
    Cost $659,426)(b)                   660,000        693,000
--------------------------------------------------------------
  Sr. Unsec. Notes, 11.13%,
    01/15/11 (Acquired 01/05/01;
    Cost $290,000)(b)                   290,000        307,400
--------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec.
  Deb.,
  7.63%, 07/15/18                       295,000        287,587
--------------------------------------------------------------
  7.88%, 02/15/18                       345,000        344,434
--------------------------------------------------------------
Diamond Cable Communications PLC
  (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes,
    11.75%, 12/15/05                  1,250,000      1,212,500
--------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
    13.25%, 09/30/04                  1,180,000      1,185,900
--------------------------------------------------------------
EchoStar Broadband Corp., Sr.
  Unsec. Notes, 10.38%, 10/01/07
  (Acquired 11/27/00-11/30/00;
  Cost $402,875)(b)                     425,000        449,437
--------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(a)                         1,500,000      1,312,500
--------------------------------------------------------------
Insight Midwest LP/Insight
  Capital Inc., Sr. Unsec. Notes,
  10.50%, 11/01/10(c)                   700,000        752,500
--------------------------------------------------------------
Mediacom LLC/Mediacom Capital
  Corp., Sr. Notes, 9.50%,
  01/15/13 (Acquired 01/17/01;
  Cost $911,978)(b)                     920,000        924,600
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

United Pan-Europe Communications
  N.V. (Netherlands), Series B,
  Sr. Unsec. Yankee Notes,
    11.25%, 02/01/10               $    225,000   $    176,625
--------------------------------------------------------------
  Sr. Unsec. Yankee Notes,
    11.50%, 02/01/10                    650,000        510,250
--------------------------------------------------------------
  Sr. Unsec. Disc. Yankee Notes,
    13.38%, 11/01/09(a)               4,090,000      1,574,650
==============================================================
                                                    15,312,608
==============================================================

BUILDING MATERIALS-1.29%

Blount Inc., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 08/01/09               950,000        726,750
--------------------------------------------------------------
Dayton Superior Corp., Sr. Unsec.
  Gtd. Sub. Notes, 13.00%,
  06/15/09                            1,200,000      1,200,000
==============================================================
                                                     1,926,750
==============================================================

COMMUNICATIONS EQUIPMENT-0.68%

Corning Inc., Sr. Conv. Unsec.
  Deb., 2.07%, 11/08/15(a)            1,345,000      1,012,112
==============================================================

COMPUTERS (HARDWARE)-0.29%

Candescent Technologies Corp.,
  Sr. Conv. Unsec. Gtd. Sub.
  Deb., 8.00%, 05/01/03 (Acquired
  03/07/00; Cost $480,000)(b)(d)        600,000        438,000
==============================================================

COMPUTERS (NETWORKING)-1.45%

Exodus Communications, Inc., Sr.
  Unsec. Notes, 11.25%, 07/01/08      2,250,000      2,171,250
==============================================================

COMPUTERS (PERIPHERALS)-0.98%

Equinix, Inc., Sr. Unsec. Notes,
  13.00%, 12/01/07                    2,000,000      1,465,000
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-2.82%

EarthWatch Inc., Sr. Disc. Notes,
  13.00%, 07/15/07(a)                 2,500,000      1,837,500
--------------------------------------------------------------
Globix Corp., Sr. Unsec. Notes,
  12.50%, 02/01/10                    2,420,000      1,095,050
--------------------------------------------------------------
GT Group Telecom Inc. (Canada),
  Sr. Unsec. Disc. Yankee Notes,
  13.25%, 02/01/10(a)                 3,000,000      1,290,000
==============================================================
                                                     4,222,550
==============================================================

CONSTRUCTION (CEMENT &
  AGGREGATES)-0.75%

Schuff Steel Co., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08        1,550,000      1,123,750
==============================================================

DISTRIBUTORS (FOOD &
  HEALTH)-0.39%

Fleming Cos., Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.63%,
  07/31/07                              770,000        589,050
==============================================================

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE

ENGINEERING & CONSTRUCTION-0.68%

Morrison Knudsen Corp., Sr.
  Unsec. Gtd. Notes, 11.00%,
  07/01/10(c)                      $  1,100,000   $  1,014,750
==============================================================

ENTERTAINMENT-2.13%

Callahan Nordrhein Westfalen
  (Germany), Sr. Unsec. Yankee
  Notes, 14.00%, 07/15/10
  (Acquired 06/29/00-08/11/00;
  Cost $1,477,750)(b)                 1,480,000      1,487,400
--------------------------------------------------------------
Time Warner Telecom Inc., Sr.
  Notes, 10.13%, 02/01/11
  (Acquired 01/24/01; Cost
  $1,650,000)(b)                      1,650,000      1,691,250
==============================================================
                                                     3,178,650
==============================================================

FINANCIAL (DIVERSIFIED)-2.21%

Madison River Capital LLC/Madison
  River Finance Corp., Sr. Unsec.
  Notes, 13.25%, 03/01/10             2,000,000      1,490,000
--------------------------------------------------------------
ONO Finance PLC (United Kingdom),
  Sr. Unsec. Gtd. Euro Notes,
  13.00%, 05/01/09                    2,000,000      1,810,000
==============================================================
                                                     3,300,000
==============================================================

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-4.62%

Ameristar Casinos, Inc., Sr. Sub.
  Notes, 10.75%, 02/15/09
  (Acquired 01/30/01; Cost
  $1,085,458)(b)                      1,100,000      1,108,250
--------------------------------------------------------------
Hollywood Casino Corp.-Class A,
  Sr. Sec. Gtd. Notes, 11.25%,
  05/01/07                            1,000,000      1,057,500
--------------------------------------------------------------
Isle of Capri Casinos, Inc.,
  Unsec. Gtd. Sub. Notes, 8.75%,
  04/15/09                            1,350,000      1,188,000
--------------------------------------------------------------
MGM Grand, Inc., Sr. Unsec. Gtd.
  Sub. Notes,
  8.38%, 02/01/11                       750,000        755,625
--------------------------------------------------------------
  9.75%, 06/01/07                     1,110,000      1,171,050
--------------------------------------------------------------
Park Place Entertainment Corp.,
  Sr. Unsec. Sub. Notes, 8.88%,
  09/15/08                              430,000        439,675
--------------------------------------------------------------
Venetian Casino Resort LLC, Sec.
  Gtd. Mortgage Notes, 12.25%,
  11/15/04                            1,145,000      1,196,525
==============================================================
                                                     6,916,625
==============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.06%

Warner Chilcott, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.63%,
  02/15/08(c)                         1,500,000      1,590,000
==============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.42%

HCA-Healthcare Co. (The), Notes,
  8.75%, 09/01/10                       600,000        634,500
==============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.05%

DJ Orthopedics, LLC, Sr. Unsec.
  Gtd. Sub. Notes, 12.63%,
  06/15/09                            1,600,000      1,576,000
==============================================================

HOMEBUILDING-0.82%

K. Hovanian Enterprises Inc., Sr.
  Unsec. Gtd. Notes, 10.50%,
  10/01/07(c)                           700,000        689,500
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE
HOMEBUILDING-(CONTINUED)

Lennar Corp.-Series B, Sr. Unsec.
  Gtd. Notes, 9.95%, 05/01/10      $    500,000   $    532,500
==============================================================
                                                     1,222,000
==============================================================

HOUSEHOLD FURNISHING &
  APPLIANCES-1.39%

Falcon Products, Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  11.38%, 06/15/09                      935,000        876,562
--------------------------------------------------------------
O'Sullivan Industries,
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 13.38%, 10/15/09          960,000        379,200
--------------------------------------------------------------
Winsloew Furniture, Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  12.75%, 08/15/07                      910,000        816,725
==============================================================
                                                     2,072,487
==============================================================

LEISURE TIME (PRODUCTS)-0.38%

Marvel Enterprises, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.00%,
  06/15/09                            1,270,000        574,675
==============================================================

MACHINERY (DIVERSIFIED)-0.67%

Actuant Corp., Sr. Unsec. Gtd.
  Sub. Bonds, 13.00%, 05/01/09        1,000,000      1,005,000
==============================================================

MANUFACTURING (DIVERSIFIED)-0.73%

Anthony Crane Rentals LP-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 08/01/08                    2,620,000      1,087,300
==============================================================

MANUFACTURING (SPECIALIZED)-2.49%

Brand Scaffold Services, Inc.,
  Sr. Unsec. Notes, 10.25%,
  02/15/08                              885,000        803,138
--------------------------------------------------------------
Flextronics International Ltd.
  (Singapore), Sr. Yankee Sub.
  Notes, 9.88%, 07/01/10                660,000        704,550
--------------------------------------------------------------
Key Plastics Holdings,
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.25%, 03/15/07
  (Acquired 10/01/98-09/24/99;
  Cost $2,297,300)(b)(e)              2,540,000         38,100
--------------------------------------------------------------
MMI Products, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 11.25%,
  04/15/07                            1,225,000      1,231,125
--------------------------------------------------------------
Tekni-Plex, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 12.75%,
  06/15/10                            1,000,000        945,000
==============================================================
                                                     3,721,913
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-0.75%

Grant Prideco, Inc., Sr. Notes,
  9.63%, 12/01/07 (Acquired
  11/29/00; Cost $318,013)(b)           320,000        338,800
--------------------------------------------------------------
R & B Falcon Corp.-Series B, Sr.
  Unsec. Notes, 6.95%, 04/15/08         790,000        778,150
==============================================================
                                                     1,116,950
==============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-3.99%

Abraxas Petroleum Corp.-Series B,
  Sr. Sec. Gtd. Notes, 12.88%,
  03/15/03                            1,250,000      1,293,750
--------------------------------------------------------------
Canadian Forest Oil Ltd.
  (Canada), Sr. Unsec. Gtd.
  Yankee Sub. Notes, 8.75%,
  09/15/07                            1,000,000      1,012,500
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE
OIL & GAS (EXPLORATION &
  PRODUCTION)-(CONTINUED)

Chesapeake Energy Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  9.63%, 05/01/05                  $  1,500,000   $  1,556,250
--------------------------------------------------------------
Comstock Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.25%,
  05/01/07                            1,000,000      1,065,000
--------------------------------------------------------------
Pioneer Natural Resources Co.,
  Sr. Unsec. Gtd. Notes, 9.63%,
  04/01/10                              955,000      1,040,950
==============================================================
                                                     5,968,450
==============================================================

OIL & GAS (REFINING &
  MARKETING)-0.67%

Frontier Oil Corp., Sr. Unsec.
  Notes, 11.75%, 11/15/09               975,000        999,375
==============================================================

PAPER & FOREST PRODUCTS-0.09%

Tembec Industries Inc. (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%,
  02/01/11 (Acquired 01/10/01;
  Cost $128,916)(b)                     130,000        133,088
==============================================================

PHOTOGRAPHY/IMAGING-0.44%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                    1,000,000        665,000
==============================================================

POWER PRODUCERS
  (INDEPENDENT)-1.98%

AES Corp. (The),
  Sr. Unsec. Unsub. Notes, 9.38%,
    09/15/10                            650,000        689,000
--------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%,
    06/01/09                          1,000,000      1,060,000
--------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes,
  8.63%, 08/15/10                     1,200,000      1,206,000
==============================================================
                                                     2,955,000
==============================================================

RAILROADS-2.26%

Kansas City Southern Railway, Sr.
  Notes, 9.50%, 10/01/08(c)           1,000,000      1,055,000
--------------------------------------------------------------
Railamerica Transportation Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  12.88%, 08/15/10                    1,150,000      1,098,250
--------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr.
  Yankee Gtd. Disc. Notes,
  11.75%, 06/15/09(a)                 1,500,000      1,233,750
==============================================================
                                                     3,387,000
==============================================================

REAL ESTATE INVESTMENT
  TRUSTS-0.80%

Host Marriott LP, Sr. Notes,
  9.25%, 10/01/07 (Acquired
  09/29/00; Cost $814,613)(b)           825,000        858,000
--------------------------------------------------------------
Pinnacle Holdings Inc., Sr.
  Unsec. Disc. Notes, 10.00%,
  03/15/08(a)                           545,000        335,175
==============================================================
                                                     1,193,175
==============================================================

RETAIL (GENERAL
  MERCHANDISE)-0.69%

Pantry, Inc. (The), Sr. Unsec.
  Gtd. Sub. Notes, 10.25%,
  10/15/07                              650,000        633,750
--------------------------------------------------------------
Travelcenters of America Inc.,
  Sr. Unsec. Sub. Notes, 12.75%,
  05/01/09 (Acquired 11/09/00;
  Cost $385,184)(b)(f)                  400,000        392,000
==============================================================
                                                     1,025,750
==============================================================

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE

RETAIL (SPECIALTY)-0.35%

CSK Auto Inc.-Series A, Sr. Gtd.
  Sub. Deb, 11.00%, 11/01/06       $    750,000   $    528,750
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-0.97%

Avis Group Holdings, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/01/09                            1,320,000      1,445,400
==============================================================

SERVICES (EMPLOYMENT)-0.58%

MSX International, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.38%,
  01/15/08                              975,000        862,875
==============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-15.27%

AirGate PCS, Inc., Sr. Disc. Sub.
  Notes, 13.50%, 10/01/09(a)(f)       1,250,000        818,750
--------------------------------------------------------------
Alamosa PCS Holdings, Inc., Sr.
  Unsec. Gtd. Disc. Notes,
  12.88%, 02/15/10(a)                 2,200,000      1,243,000
--------------------------------------------------------------
American Tower Corp., Sr. Notes,
  9.38%, 02/01/09 (Acquired
  01/25/01; Cost $830,000)(b)           830,000        842,450
--------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Disc. Notes, 10.63%,
    11/15/07(a)                       1,914,000      1,607,760
--------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%,
    08/01/11                          1,000,000      1,075,000
--------------------------------------------------------------
Horizon PCS, Inc., Sr. Disc.
  Notes, 14.00%,
  10/01/10(a)(c)(f)                   2,000,000        990,000
--------------------------------------------------------------
IMPSAT Fiber Networks, Inc., Sr.
  Gtd. Notes, 12.13%, 07/15/03          575,000        462,875
--------------------------------------------------------------
iPCS, Inc. Sr. Unsec. Disc. Gtd.
  Notes, 14.00%, 07/15/10
  (Acquired 06/30/00; Cost
  $507,770)(a)(b)                     1,000,000        465,000
--------------------------------------------------------------
IWO Holdings, Inc., Sr. Notes,
  14.00%, 01/15/11 (Acquired
  01/26/01; Cost
  $1,020,000)(b)(f)                   1,020,000      1,027,650
--------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr.
  Unsec. Yankee Notes, 14.00%,
  04/01/09(c)                           500,000        402,500
--------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr.
  Unsec. Notes, 13.50%, 05/15/09      1,500,000        502,500
--------------------------------------------------------------
Knology Holdings, Inc., Sr.
  Unsub. Disc. Notes, 11.88%,
  10/15/07(a)                         2,000,000        625,000
--------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Notes, 9.50%, 02/01/11
  (Acquired 01/22/01; Cost
  $1,000,000)(b)                      1,000,000      1,005,000
--------------------------------------------------------------
Nextel International, Inc.,
  Sr. Unsec. Disc. Notes, 12.13%,
    04/15/08(a)                       2,185,000      1,256,375
--------------------------------------------------------------
  Sr. Notes, 12.75%, 08/01/10(c)      1,250,000      1,112,500
--------------------------------------------------------------
Orion Network Systems, Inc., Sr.
  Gtd. Sub. Notes, 11.25%,
  01/15/07(f)                         1,700,000        705,500
--------------------------------------------------------------
Powertel, Inc., Sr. Unsec. Disc.
  Notes, 12.00%, 05/01/06(a)          2,000,000      2,010,000
--------------------------------------------------------------
SBA Communications Corp., Sr.
  Notes, 10.25%, 02/01/09
  (Acquired 01/26/01; Cost
  $750,000)(b)                          750,000        757,500
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE
TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

Spectrasite Holdings, Inc., Sr.
  Notes,
  Sr. Unsec. Disc. Notes, 11.25%,
    04/15/09(a)                    $  3,000,000   $  1,920,000
--------------------------------------------------------------
  Sr. Notes, 12.50%, 11/15/10
    (Acquired 12/15/00-12/19/00;
    Cost $1,582,238)(b)               1,625,000      1,750,938
--------------------------------------------------------------
Telecorp PCS, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 10.63%,
  07/15/10                              300,000        317,250
--------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Sub.
  Notes, 10.38%, 01/15/11
  (Acquired 01/19/01; Cost
  $500,000)(b)                          500,000        507,500
--------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Sub.
  Notes, 9.38%, 02/01/11
  (Acquired 01/16/01; Cost
  $495,975)(b)                          500,000        503,750
--------------------------------------------------------------
UbiquiTel Operating Co., Sr.
  Unsec. Gtd. Disc. Sub. Notes,
  14.00%, 04/15/10(a)                 2,000,000        930,000
==============================================================
                                                    22,838,798
==============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-4.07%

360networks Inc. (Canada),
  Sr. Unsec. Sub. Yankee Notes,
    12.00%, 08/01/09                    900,000        756,000
--------------------------------------------------------------
  Sr. Yankee Notes, 12.50%,
    12/15/05                            750,000        705,000
--------------------------------------------------------------
  Sr. Unsec. Yankee Notes,
    13.00%, 05/01/08                    400,000        364,000
--------------------------------------------------------------
Destia Communications, Inc., Sr.
  Unsec. Notes, 13.50%, 07/15/07        200,000         61,000
--------------------------------------------------------------
Global Crossing Holdings Ltd.
  (Bermuda), Sr. Notes, 8.70%,
  08/01/07 (Acquired 01/23/01;
  Cost $743,610)(c)                     750,000        751,500
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Unsec. Notes, 12.75%,
  10/15/09                            2,100,000        913,500
--------------------------------------------------------------
ProNet Inc., Sr. Sub. Notes,
  11.88%, 06/15/05                    3,000,000        765,000
--------------------------------------------------------------
Versatel Telecom Internatinal
  N.V. (Netherlands), Sr. Yankee
  Notes, 13.25%, 05/15/08             1,000,000        830,000
--------------------------------------------------------------
Viatel, Inc., Sr. Unsec. Notes,
  11.50%, 03/15/09                    2,744,000        946,680
==============================================================
                                                     6,092,680
==============================================================

TELEPHONE-6.61%

ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%, 02/15/08
  (Acquired 12/08/99; Cost
  $1,593,750)(a)(b)(e)                3,000,000        195,000
--------------------------------------------------------------
IMPSAT Fiber Networks Inc., Sr.
  Unsec. Notes, 13.75%, 02/15/05      1,725,000      1,181,625
--------------------------------------------------------------
Intermedia Communications
  Inc.-Series B, Sr. Disc. Notes,
  11.25%, 07/15/07(a)                 3,875,000      3,196,875
--------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes,
  13.00%, 08/15/10                    1,400,000      1,099,000
--------------------------------------------------------------
NTL Communications Corp., Sr.
  Unsec. Notes, 11.50%, 10/01/08        750,000        727,500
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE
TELEPHONE-(CONTINUED)

NTL Inc.-Series B, Sr. Notes,
  11.50%, 02/01/06(a)              $  1,000,000   $    950,000
--------------------------------------------------------------
PF.Net Communications, Inc., Sr.
  Unsec. Notes, 13.75%, 05/15/10      1,500,000        900,000
--------------------------------------------------------------
XO Communications, Inc., Sr.
  Unsec. Notes, 10.75%, 11/15/08      1,750,000      1,636,250
==============================================================
                                                     9,886,250
==============================================================

TRUCKERS-0.91%

North American Van Lines Inc.,
  Sr. Sub. Notes, 13.38%,
  12/01/09(c)                         1,700,000      1,368,500
==============================================================

WASTE MANAGEMENT-1.01%

Allied Waste North America
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 08/01/09        1,490,000      1,512,350
==============================================================
    Total U.S. Dollar Denominated
      Bonds & Notes (Cost
      $140,649,245)                                121,637,823
==============================================================

NON-U.S. DOLLAR DENOMINATED BONDS
  & NOTES-1.67%

NETHERLANDS-1.67%

KPNQwest N.V., Sr. Notes, 8.88%,
  02/01/08
  (Telecommunications-Long
  distance) (Acquired 01/12/01;
  Cost $1,116,056)(b)(g)         EUR    1,180,000      1,100,794
--------------------------------------------------------------
Tele1 Europe B.V., Sr. Notes,
  12.38%, 12/01/09
  (Telecommunications-Cellular/wireless)
  (Acquired 01/24/01; Cost
  $1,048,125)(b)(g)              EUR    1,500,000    1,397,570
==============================================================
    Total Non-U.S. Dollar
      Denominated Bonds & Notes
      (Cost $2,164,181)                              2,498,364
==============================================================

                                      SHARES
STOCKS & OTHER EQUITY
  INTERESTS-9.72%

AIR FREIGHT-0.05%

Atlas Air, Inc.(h)                        2,000         68,180
==============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.60%

General Motors Corp.-Class H(h)          32,000        895,360
==============================================================

COMPUTERS (NETWORKING)-0.91%

Cisco Systems, Inc.(h)                   16,700        625,206
--------------------------------------------------------------
Juniper Networks, Inc.(h)                 7,000        741,562
==============================================================
                                                     1,366,768
==============================================================

COMPUTERS (PERIPHERALS)-1.24%

Brocade Communications Systems,
  Inc.(h)                                10,400        939,250
--------------------------------------------------------------
EMC Corp.(h)                             12,000        911,880
==============================================================
                                                     1,851,130
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-0.73%

Earthwatch Inc.-$.30 PIK Conv.
  Pfd.-Series C, (Acquired
  09/15/99- 12/15/00; Cost
  $3,922)(b)                            138,424         34,606
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

GT Group Telecom Inc.-Class B
  (Canada)(h)                            18,000   $    207,000
--------------------------------------------------------------
VERITAS Software Corp.(h)                 9,000        853,875
==============================================================
                                                     1,095,481
==============================================================

ELECTRIC COMPANIES-0.45%

Edison International(h)                  50,000        667,000
==============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.27%

King Pharmaceuticals, Inc.(h)             9,000        407,790
==============================================================

INVESTMENT
  BANKING/BROKERAGE-0.53%

Goldman Sachs Group, Inc. (The)           7,000        796,250
==============================================================

MANUFACTURING (SPECIALIZED)-0.66%

Flextronics International Ltd.
  (Singapore)(h)                         26,000        991,250
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-0.17%

Pride International, Inc.(h)             10,000        246,000
==============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.27%

Comstock Resources, Inc.(h)              20,000        219,000
--------------------------------------------------------------
Pogo Producing Co.                        7,000        182,840
==============================================================
                                                       401,840
==============================================================

RETAIL (BUILDING SUPPLIES)-0.58%

Home Depot, Inc. (The)                   17,900        862,780
==============================================================

RETAIL (GENERAL
  MERCHANDISE)-0.67%

Target Corp.                             26,500      1,006,470
==============================================================

RETAIL (SPECIALTY)-0.44%

CSK Auto Corp.(h)                       110,000        660,000
==============================================================

SERVICES (COMPUTER SYSTEMS)-0.00%

Convergent Communications,
  Inc.(h)                                 1,620          3,088
==============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-1.64%

AirGate PCS, Inc.(h)                        923         42,227
--------------------------------------------------------------
Alamosa PCS Holdings, Inc.(h)             7,000        100,625
--------------------------------------------------------------
Amdocs Ltd. (United Kingdom)(h)          12,700        994,537
--------------------------------------------------------------
Crown Castle International
  Corp.(h)                                3,000         83,813
--------------------------------------------------------------
Dobson Communications Corp.,(h)           5,000         96,563
--------------------------------------------------------------
Microcell Telecommunications
  Inc.- Class B-ADR (Canada)(h)          12,000        294,750
--------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(h)                                    8,000        274,500
--------------------------------------------------------------
WebLink Wireless, Inc.(h)               100,500        182,156
--------------------------------------------------------------
World Access, Inc.-Series D,
  Conv. Pfd. (Acquired 03/03/00;
  Cost $1,900,625)(b)(h)                  2,152        387,432
==============================================================
                                                     2,456,603
==============================================================

                                                     MARKET
                                      SHARES         VALUE

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.45%

AT&T Latin America Corp.-Class
  A(h)                                  100,000   $    518,750
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc.(h)                                 8,000         43,250
--------------------------------------------------------------
Versatel Telecom International
  N.V.-ADR (Netherlands)(h)               8,000        113,500
==============================================================
                                                       675,500
==============================================================

TELEPHONE-0.05%

XO Communications, Inc.-Class
  A(h)                                    3,000         73,875
==============================================================

WASTE MANAGEMENT-0.01%

Allied Waste Industries, Inc.(h)          1,000         14,950
==============================================================
    Total Stocks & Other Equity Interests
      (Cost $14,388,222)                            14,540,315
==============================================================

WARRANTS-0.42%

BUILDING MATERIALS-0.02%

Dayton Superior-Wts., expiring
  06/15/09 (Acquired 08/07/00;
  Cost $0)(b)(i)                          1,200         24,600
==============================================================

COMPUTERS (PERIPHERALS)-0.14%

Equinix, Inc.-Wts., expiring
  12/01/07 (Acquired 08/25/00;
  Cost $340,000)(b)(i)                    2,000        210,500
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-0.11%

GT Group Telecom Inc.
  (Canada)-Wts., expiring
  02/01/10 (Acquired 09/18/00;
  Cost $323,244)(b)(i)                    3,000        165,750
--------------------------------------------------------------
Cybernet Internet Services-Wts.,
  expiring 07/01/09 (Acquired
  10/18/99; Cost $0)(b)(i)                1,000          5,250
==============================================================
                                                       171,000
==============================================================

HOUSEHOLD FURNISHING &
  APPLIANCES-0.01%

O'Sullivan Industries,
  Inc.-Series B-Wts., expiring
  11/15/09 (Acquired 06/13/00;
  Cost $0)(b)(i)                            960            528
--------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts.,
  expiring 11/05/09 (Acquired
  06/13/00; Cost $0)(b)(i)                  960            528
--------------------------------------------------------------
Winsloew Escrow Corp.-Wts.,
  expiring 08/15/07 (Acquired
  12/06/99; Cost $0)(b)(i)                  910          9,214
==============================================================
                                                        10,270
==============================================================

RAILROADS-0.01%

Railamerica Transportation
  Corp.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost
  $0)(b)(i)                               1,150         11,787
==============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-0.04%

iPCS, Inc.-Wts., expiring 7/15/10
  (Acquired 01/29/01; Cost
  $0)(b)(i)                               1,000         20,250
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

Ubiquitel Inc.-Wts., expiring
  04/15/10 (Acquired 08/10/00;
  Cost $0)(b)(i)                          2,000   $     40,288
==============================================================
                                                        60,538
==============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.00%

Long Distance International,
  Inc.-Wts., expiring 04/13/08(i)           670              7
==============================================================

TELEPHONE-0.09%

NTELOS Inc.-Wts., expiring
  08/15/10 (Acquired 11/15/00;
  Cost $0)(b)(i)                          1,400         10,500
--------------------------------------------------------------
PF.Net Communications Inc.-Wts,
  expiring 05/15/10 (Acquired
  07/19/00;
  Cost $0)(b)(i)                          1,500        120,000
==============================================================
                                                       130,500
==============================================================
    Total Warrants (Cost
      $663,244)                                        619,202
==============================================================

                                                     MARKET
                                      SHARES         VALUE
MONEY MARKET FUNDS-6.49%

STIC Liquid Assets Portfolio(j)       4,850,769   $  4,850,769
==============================================================
STIC Prime Portfolio(j)               4,850,769      4,850,769
==============================================================
Total Money Market Funds (Cost
  $9,701,538)                                        9,701,538
==============================================================
TOTAL INVESTMENTS-99.62% (Cost
  $167,566,430)                                    148,997,242
==============================================================
OTHER ASSETS LESS
  LIABILITIES-0.38%                                    575,599
==============================================================
NET ASSETS-100.00%                                $149,572,841
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub     - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 01/31/01 was $19,453,710, which represented 13.01% of the Fund's net assets.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(g) Foreign Denominated Security. Par value and coupon are denominated in currency indicated.
(h)  Non-income producing security.
(i)  Acquired as part of a unit with or in exchange for other securities.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
 12

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $167,566,430)                                 $148,997,242
------------------------------------------------------------
Foreign currencies, at value (cost
  $1,382,625)                                      1,395,825
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 1,246,592
------------------------------------------------------------
  Dividends and interest                           3,212,853
------------------------------------------------------------
  Principal paydowns                                  15,996
------------------------------------------------------------
Investment for deferred compensation plan             13,183
------------------------------------------------------------
Other assets                                          36,650
============================================================
    Total assets                                 154,918,341
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            4,251,283
------------------------------------------------------------
  Fund shares reacquired                             293,724
------------------------------------------------------------
  Dividends                                          599,024
------------------------------------------------------------
  Deferred compensation plan                          13,183
------------------------------------------------------------
Accrued advisory fees                                 72,937
------------------------------------------------------------
Accrued administrative services fees                   4,247
------------------------------------------------------------
Accrued distribution fees                             85,142
------------------------------------------------------------
Accrued trustees' fees                                   545
------------------------------------------------------------
Accrued transfer agent fees                           13,055
------------------------------------------------------------
Accrued operating expenses                            12,360
============================================================
    Total liabilities                              5,345,500
============================================================
Net assets applicable to shares outstanding     $149,572,841
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 65,283,032
____________________________________________________________
============================================================
Class B                                         $ 69,607,217
____________________________________________________________
============================================================
Class C                                         $ 14,682,592
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            7,497,737
____________________________________________________________
============================================================
Class B                                            7,995,817
____________________________________________________________
============================================================
Class C                                            1,687,805
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.71
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.71 divided by 95.25%)$       9.14
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                       $       8.71
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                       $       8.70
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended January 31, 2001
(Unaudited)


INVESTMENT INCOME:

Interest                                     $  8,235,769
---------------------------------------------------------
Dividends                                          73,286
---------------------------------------------------------
Dividends from affiliated money market
  funds                                           285,874
=========================================================
    Total investment income                     8,594,929
=========================================================

EXPENSES:

Advisory fees                                     421,012
---------------------------------------------------------
Administrative services fees                       25,206
---------------------------------------------------------
Custodian fees                                     17,666
---------------------------------------------------------
Distribution fees -- Class A                       71,159
---------------------------------------------------------
Distribution fees -- Class B                      328,334
---------------------------------------------------------
Distribution fees -- Class C                       60,959
---------------------------------------------------------
Transfer agent fees -- Class A                     39,880
---------------------------------------------------------
Transfer agent fees -- Class B                     45,916
---------------------------------------------------------
Transfer agent fees -- Class C                      8,525
---------------------------------------------------------
Trustees' fees                                      3,320
---------------------------------------------------------
Other                                              81,727
=========================================================
    Total expenses                              1,103,704
=========================================================
Less: Fees waived                                (128,201)
---------------------------------------------------------
    Expenses paid indirectly                      (10,331)
=========================================================
    Net expenses                                  965,172
=========================================================
Net investment income                           7,629,757
=========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES

Net realized gain (loss) from:
  Investment securities                        (6,006,005)
---------------------------------------------------------
  Foreign currencies                               21,419
=========================================================
                                               (5,984,586)
=========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                       (11,714,754)
---------------------------------------------------------
  Foreign currencies                               16,280
=========================================================
                                              (11,698,474)
=========================================================
Net gain (loss) from investment
  securities and foreign currencies           (17,683,060)
=========================================================
Net increase (decrease) in net assets
  resulting from operations                  $(10,053,303)
_________________________________________________________
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended January 31, 2001 and the year ended July 31, 2000 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  7,629,757    $ 10,007,994
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (5,984,586)     (4,184,754)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (11,698,474)     (8,210,697)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (10,053,303)     (2,387,457)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (3,409,472)     (4,862,629)
------------------------------------------------------------------------------------------
  Class B                                                       (3,642,320)     (4,371,506)
------------------------------------------------------------------------------------------
  Class C                                                         (678,631)       (688,979)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                         (187,952)             --
------------------------------------------------------------------------------------------
  Class B                                                         (216,535)             --
------------------------------------------------------------------------------------------
  Class C                                                          (40,309)             --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --        (812,826)
------------------------------------------------------------------------------------------
  Class B                                                               --        (819,787)
------------------------------------------------------------------------------------------
  Class C                                                               --        (117,753)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       12,723,000      31,472,427
------------------------------------------------------------------------------------------
  Class B                                                       11,683,212      52,638,735
------------------------------------------------------------------------------------------
  Class C                                                        4,850,839       9,369,182
==========================================================================================
    Net increase in net assets                                  11,028,529      79,419,407
==========================================================================================

NET ASSETS:

  Beginning of period                                          138,544,312      59,124,905
==========================================================================================
  End of period                                               $149,572,841    $138,544,312
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $178,821,932    $149,564,881
------------------------------------------------------------------------------------------
  Undistributed net investment income                             (444,796)        100,666
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (10,251,387)     (4,266,801)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (18,552,908)     (6,854,434)
==========================================================================================
                                                              $149,572,841    $138,544,312
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
 14

NOTES TO FINANCIAL STATEMENTS
January 31, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield II Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. It is estimated that the Fund will incur a return of capital for tax purposes during its year ended July 31, 2001.

E. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $500 million of the Fund's average daily net assets, plus 0.55% on the next $500 million of Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion. During the six months ended January 31, 2001, AIM waived fees of $128,201.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2001, AIM was paid $25,206 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2001, AFS was paid $48,061 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended January 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $71,159, $328,334 and $60,959, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $63,927 from sales of the Class A shares of the Fund during the six months ended January 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended January 31, 2001, AIM Distributors received $7,254 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended January 31, 2001, the Fund paid legal fees of $2,141 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES
For the six months ended January 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,425 and reductions in custodian fees of $8,906 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $10,331.

NOTE 4-TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2001 was $64,627,528 and $42,284,754, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2001 was as follows:

Aggregate unrealized appreciation of
  investment securities                      $  6,557,957
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (25,065,040)
=========================================================
Net unrealized appreciation
  (depreciation) of investment securities    $(18,507,083)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $167,504,325.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2001 and the year ended July 31, 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      4,566,513    $ 39,327,836     6,219,653    $ 67,705,096
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,944,485      26,350,698     6,916,159      75,069,344
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        821,279       7,282,992     1,071,505      11,566,013
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        237,266       2,088,371       340,326       3,674,382
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        245,911       2,165,549       294,647       3,168,494
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         53,275         470,447        45,665         488,435
======================================================================================================================
Reacquired:
  Class A                                                     (3,286,942)    (28,693,207)   (3,689,603)    (39,907,051)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,905,273)    (16,833,035)   (2,369,468)    (25,599,103)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (334,464)     (2,902,600)     (249,183)     (2,685,266)
======================================================================================================================
                                                               3,342,050    $ 29,257,051     8,579,701    $ 93,480,344
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                                              --------------------------------------------------
                                                                                               SEPTEMBER 30,
                                                              SIX MONTHS                        1998 (DATE
                                                                 ENDED       YEAR ENDED    OPERATIONS COMMENCED)
                                                              JANUARY 31,     JULY 31,          TO JULY 31,
                                                                 2001           2000               1999
                                                              -----------    ----------    ---------------------
Net asset value, beginning of period                            $ 10.02       $ 11.25             $ 10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.54          1.12                0.90
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.27)        (1.00)               1.26
================================================================================================================
    Total from investment operations                              (0.73)         0.12                2.16
================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.55)        (1.12)              (0.90)
----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                (0.03)           --                  --
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --         (0.23)              (0.01)
================================================================================================================
    Total distributions                                           (0.58)        (1.35)              (0.91)
================================================================================================================
Net asset value, end of period                                  $  8.71       $ 10.02             $ 11.25
________________________________________________________________________________________________________________
================================================================================================================
Total return(a)                                                   (7.24)%        0.77%              22.39%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $65,283       $59,932             $34,992
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.01%(b)      1.00%               1.00%(c)
----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.20%(b)      1.25%               1.58%(c)
================================================================================================================
Ratio of net investment income to average net assets              11.75%(b)     10.51%               9.74%(c)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                              34%           94%                223%
________________________________________________________________________________________________________________
================================================================================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $56,463,418.
(c)  Annualized.

                                                                                CLASS B
                                                              -------------------------------------------
                                                                  SIX                      NOVEMBER 20,
                                                                MONTHS                      1998 (DATE
                                                                 ENDED         YEAR           SALES
                                                                JANUARY       ENDED         COMMENCED)
                                                                  31,        JULY 31,      TO JULY 31,
                                                                 2001          2000            1999
                                                              -----------   ----------   ----------------
Net asset value, beginning of period                            $ 10.00      $ 11.23         $ 10.59
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.50         1.03            0.68
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.26)       (1.00)           0.65
=========================================================================================================
    Total from investment operations                              (0.76)        0.03            1.33
=========================================================================================================
Less distributions:
  Dividends from net investment income                            (0.50)       (1.03)          (0.68)
---------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                (0.03)          --              --
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --        (0.23)          (0.01)
=========================================================================================================
    Total distributions                                           (0.53)       (1.26)          (0.69)
=========================================================================================================
Net asset value, end of period                                  $  8.71      $ 10.00         $ 11.23
_________________________________________________________________________________________________________
=========================================================================================================
Total return(a)                                                   (7.59)%      (0.03)%         13.03%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $69,607      $67,140         $20,994
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.76%(b)     1.75%           1.75%(c)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.95%(b)     2.00%           2.33%(c)
=========================================================================================================
Ratio of net investment income to average net assets              11.00%(b)     9.76%           8.99%(c)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                              34%          94%            223%
_________________________________________________________________________________________________________
=========================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $65,131,436.
(c)  Annualized.

                                                                                CLASS C
                                                              -------------------------------------------
                                                                                           NOVEMBER 20,
                                                                  SIX                       1998 (DATE
                                                                MONTHS         YEAR           SALES
                                                                 ENDED        ENDED         COMMENCED)
                                                              JANUARY 31,    JULY 31,      TO JULY 31,
                                                                 2001          2000            1999
                                                              -----------   ----------   ----------------
Net asset value, beginning of period                            $ 10.00      $ 11.22          $10.59
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.50         1.03            0.68
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.27)       (0.99)           0.64
=========================================================================================================
    Total from investment operations                              (0.77)        0.04            1.32
=========================================================================================================
Less distributions:
  Dividends from net investment income                            (0.50)       (1.03)          (0.68)
---------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                (0.03)          --              --
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --        (0.23)          (0.01)
=========================================================================================================
    Total distributions                                           (0.53)       (1.26)          (0.69)
=========================================================================================================
Net asset value, end of period                                  $  8.70      $ 10.00          $11.22
_________________________________________________________________________________________________________
=========================================================================================================
Total return                                                      (7.51)%       0.08%          12.93%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $14,683      $11,471          $3,139
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.76%(b)     1.75%           1.75%(c)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.95%(b)     2.00%           2.33%(c)
=========================================================================================================
Ratio of net investment income to average net assets              11.01%(b)     9.76%           8.99%(c)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                              34%          94%            223%
_________________________________________________________________________________________________________
=========================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $12,092,397.
(c)  Annualized.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM High Yield Fund II (the "Fund"), a portfolio of AIM Investment Securities Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(3)  To approve changing the fundamental investment restrictions of the Fund.

(4) To approve changing the investment objective of the Fund and making it non-fundamental.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                                        Withheld/
        Trustees/Matter                                                 Votes For      Abstentions
        ---------------                                                 ---------      -----------
(1)*    Charles T. Bauer............................................     24,494,426       901,817
        Bruce L. Crockett...........................................     24,502,633       893,610
        Owen Daly II................................................     24,494,088       902,155
        Edward K. Dunn, Jr..........................................     24,499,721       896,522
        Jack M. Fields..............................................     24,494,928       901,315
        Carl Frischling.............................................     24,394,131     1,002,112
        Robert H. Graham............................................     24,501,946       894,297
        Prema Mathai-Davis..........................................     24,490,265       905,978
        Lewis F. Pennock............................................     24,500,754       895,489
        Louis S. Sklar..............................................     24,487,422       908,821

                                                                                                         Withheld/
        Matter                                                          Votes For      Votes Against    Abstentions
        ------                                                          ---------      -------------    -----------
(2)     Approval of a new Master Investment Advisory Agreement with
        AIM Advisors, Inc. .........................................      4,659,514        54,563        1,508,652**
(3)(a)  Approval of changing or adding the Fundamental Restriction
        on Issuer Diversification...................................      4,605,519        98,654        1,518,916**
(3)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money, Issuing Senior Securities and Mortgaging or
        Pledging Assets.............................................      4,562,491       124,816        1,535,422**
(3)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................      4,585,581        96,099        1,541,049**
(3)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................      4,586,196        96,703        1,539,830**
(3)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................      4,561,371       129,766        1,531,592**
(3)(f)  Approval of changing the Fundamental Restrictions on
        Purchasing or Selling Commodities and on Investing in Puts,
        Calls or Combinations Thereof...............................      4,530,028       140,560        1,552,141**
(3)(g)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions.........................................      4,493,918       139,181        1,589,630**
(3)(h)  Approval of the Elimination of Fundamental Restriction on
        Short Sales of Securities...................................      4,501,138       138,161        1,583,430**
(3)(i)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................      4,519,395       124,960        1,578,374**
(3)(j)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's Assets in an Open-End Fund......      4,515,964       132,537        1,574,228**
(4)     Approval of changing the Investment Objective of the Fund
        and Making it Non-Fundamental...............................      4,540,034       127,717        1,554,978**
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................      5,879,144        26,044          317,541

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Investment Securities Funds

** Includes Broker Non-Votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

BOARD OF TRUSTEES                                       OFFICERS                               OFFICE OF THE FUND
Bruce L. Crockett                                       Robert H. Graham                       11 Greenway Plaza
Director                                                Chairman and President                 Suite 100
ACE Limited;                                                                                   Houston, TX 77046
Formerly Director, President, and                       Carol F. Relihan
Chief Executive Officer                                 Senior Vice President and Secretary    INVESTMENT ADVISOR
COMSAT Corporation
                                                        Gary T. Crum                           A I M Advisors, Inc.
Owen Daly II                                            Senior Vice President                  11 Greenway Plaza
Formerly, Director                                                                             Suite 100
Cortland Trust, Inc.                                    Dana R. Sutton                         Houston, TX 77046
                                                        Vice President and Treasurer
Albert R. Dowden                                                                               TRANSFER AGENT
Chairman of the Board of Directors,                     Melville B. Cox
Cortland Trust, Inc. and DHJ Media, Inc.; and           Vice President                         A I M Fund Services, Inc.
Director, Magellan Insurance Company                                                           P.O. Box 4739
                                                        Karen Dunn Kelley                      Houston, TX 77210-4739
Edward K. Dunn Jr.                                      Vice President
Chairman, Mercantile Mortgage Corp.;                                                           CUSTODIAN
Formerly Vice Chairman, President                       Mary J. Benson
and Chief Operating Officer,                            Assistant Vice President and           State Street Bank and Trust Company
Mercantile-Safe Deposit & Trust Co.; and                Assistant Treasurer                    225 Franklin Street
President, Mercantile Bankshares                                                               Boston, MA 02110
                                                        Sheri Morris
Jack Fields                                             Assistant Vice President and           COUNSEL TO THE FUND
Chief Executive Officer                                 Assistant Treasurer
Twenty First Century Group, Inc.;                                                              Ballard Spahr
Formerly Member                                         Jim Coppedge                           Andrews & Ingersoll, LLP
of the U.S. House of Representatives                    Assistant Secretary                    1735 Market Street
                                                                                               Philadelphia, PA 19103
Carl Frischling                                         Renee A. Friedli
Partner                                                 Assistant Secretary                    COUNSEL TO THE TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
                                                        P. Michelle Grace                      Kramer, Levin, Naftalis & Frankel LLP
Robert H. Graham                                        Assistant Secretary                    919 Third Avenue
Director, President and Chief Executive Officer                                                New York, NY 10022
A I M Management Group Inc.                             Nancy L. Martin
                                                        Assistant Secretary                    DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                             Ofelia M. Mayo                         A I M Distributors, Inc.
Harvard University Graduate                             Assistant Secretary                    11 Greenway Plaza
School of Education, New School University;                                                    Suite 100
Formerly, Chief Executive Officer, YWCA of the U.S.A.   Lisa A. Moss                           Houston, TX 77046
                                                        Assistant Secretary
Lewis F. Pennock
Partner, Pennock & Cooper                               Kathleen J. Pflueger
                                                        Assistant Secretary
Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS         INTERNATIONAL/GLOBAL EQUITY FUNDS       A I M Management Group Inc. has provided
                                                                           leadership in the mutual fund industry since
        MORE AGGRESSIVE                     MORE AGGRESSIVE                1976 and managed approximately $170 billion
                                                                           in assets for nine million shareholders,
AIM Small Cap Opportunities(1)     AIM Latin American Growth               including individual investors, corporate
AIM Mid Cap Opportunities(2)       AIM Developing Markets                  clients and financial institutions, as of
AIM Large Cap Opportunities(3)     AIM European Small Company              December 31, 2000.
AIM Emerging Growth                AIM Asian Growth                           The AIM Family of Funds--Registered
AIM Small Cap Growth(4)            AIM Japan Growth                        Trademark-- is distributed nationwide, and
AIM Aggressive Growth              AIM International Emerging Growth       AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                 AIM European Development                complex in the United States in assets under
AIM Small Cap Equity               AIM Euroland Growth                     management, according to Strategic Insight,
AIM Capital Development            AIM Global Aggressive Growth            an independent mutual fund monitor.
AIM Constellation                  AIM International Equity                   AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends        AIM Advisor International Value         of the world's largest independent financial
AIM Select Growth                  AIM Worldwide Spectrum                  services companies with $402 billion in assets
AIM Large Cap Growth               AIM Global Trends                       under management as of December 31, 2000.
AIM Weingarten                     AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                    MORE CONSERVATIVE
AIM Charter
AIM Value                                       SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                   MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                       AIM New Technology
AIM Advisor Flex                   AIM Global Telecommunications and Technology
                                   AIM Global Infrastructure
                                   AIM Global Resources
                                   AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
       MORE CONSERVATIVE           AIM Advisor Real Estate
                                   AIM Global Utilities

                                                 MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                 MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

   The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1)AIM Small Cap Opportunities Fund is closed to new investors.
(2)AIM Mid Cap Opportunities Fund is closed to new investors. (3)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4)AIM Small Cap Growth Fund is closed to new investors. (5)AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       HY2-SAR-1
A I M Distributors, Inc.